                                                                  Exhibit 10.7





                         RETAIL STORE LICENSE AGREEMENT


                                     BETWEEN


                               BEBE STORES, INC.,
                            A CALIFORNIA CORPORATION


                                       AND


        SAKAL DUTY FREE LTD., A DULY REGISTERED ISRAELI PRIVATE COMPANY,
                                       AND
          SAKAL SPORTS LTD., A DULY REGISTERED ISRAELI PRIVATE COMPANY












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                                TABLE OF CONTENTS
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Section  1.  Term.............................................................................................2
         1.1      Initial Term................................................................................2
         1.2      Renewal Term................................................................................2

Section  2.  License..........................................................................................3
         2.1      Grant and Territory.........................................................................3
         2.2      No Sublicenses..............................................................................3
         2.3      Use of Licensed Rights......................................................................3
         2.4      Relationship of Parties.....................................................................3

Section  3.  Approval of Stores...............................................................................4
         3.1      Retail Stores...............................................................................4
         3.2      Store Location..............................................................................4
         3.3      Store Design and Construction...............................................................4
         3.4      Store Ownership.............................................................................4
         3.5      Store Leases/Termination of Agreement/Lease Continuation....................................4
         3.6      Termination of Lease/Closure of Store.......................................................5
         3.7      Risk........................................................................................5
         3.8      Inspection Prior to Opening.................................................................5
         3.9      Photographs of Store Upon Opening...........................................................5

Section  4.  Operation of Stores..............................................................................7
         4.1      Quality Standards...........................................................................7
         4.2      Signs, Packaging, Etc.......................................................................7
         4.3      Sequential Invoicing........................................................................7
         4.4      Internal Transactions.......................................................................7
         4.5      Seconds.....................................................................................7

Section  5.  Advertising......................................................................................7
         5.1      Contract Year Marketing Plan................................................................7
         5.2      Prior Approval..............................................................................7
         Minimum Advertising Expenditures.  ..................................................................8

Section  6.  Insurance........................................................................................8

Section  7.  Additional Covenants of Licensee.................................................................9
         7.1      Staffing and Notice of Internal Changes.....................................................9
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                                       -i-



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         7.2      Financial Standing..........................................................................9
         7.3      Customer Relations..........................................................................9
         7.4      Scope of Obligations........................................................................9
         7.5      Change in Form of Business.................................................................10
         7.6      Current Ownership..........................................................................10
         7.7      Notice of Proceedings......................................................................10
         7.8      Records....................................................................................10
         7.9      Audits.....................................................................................11
         7.10     Financial Statements.......................................................................11
         7.11     Periodic Reports...........................................................................11
         7.12     Product Purchase Terms.....................................................................12
         7.13     Minimum Product Sales......................................................................12

Section  8.  Ownership of the Licensed Rights................................................................12
         8.1      Ownership..................................................................................12
         8.2      Property...................................................................................12
         8.3      No Use of Name.............................................................................12
         8.4      Registration...............................................................................12
         8.5      No Challenge...............................................................................13
         8.6      Infringement Suits.........................................................................13
         8.7      Quitclaim of Rights........................................................................13
         8.8      Copyrights.................................................................................14
         8.9      Power of Attorney..........................................................................14
         8.10     Confidential Information...................................................................13
         8.11     Disclaimer of Validity.....................................................................14
         8.12     Survival...................................................................................15

Section  9.  Termination.....................................................................................15
         9.1      Termination For Cause......................................................................15
         9.2      Grounds For Termination For Cause..........................................................15
         9.3      Bankruptcy, Insolvency or Dissolution......................................................16
         9.4      Termination Option/No Cure Possible/Additional Causes......................................16
         9.5      Substantial Change in Ownership, Management or Control of
                  Licensee or Commission of Crime............................................................16
         9.6      Liability After Termination................................................................17
         9.7      Effects of Termination.....................................................................17
         9.8      Inventory: Right to Purchase...............................................................18
         9.9      Remaining Products.........................................................................18

Section  10.  Indemnification and Limitation on Liability....................................................19
         10.1     Indemnification............................................................................19
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                                      -ii-
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         10.2     Defense Counsel............................................................................19
         10.3     No Representation or Warranty By bebe......................................................19
         10.4     Limitation of Liability....................................................................19

Section  11.  General........................................................................................20
         11.1     Approval Procedures........................................................................20
         11.2     Equitable Relief...........................................................................20

11.3     Assignments, Successors and Assigns.................................................................20

11.4     Notices.............................................................................................20
         11.5     Number and Gender; Headings................................................................21
         11.6     Severability...............................................................................21
         11.7     Amendment and Modification.................................................................21
         11.8     Governing Law and Choice of Forum..........................................................22
         11.9     Taxes......................................................................................22
         11.10    Entire Agreement...........................................................................22
         11.11    Government Approvals and Remittances.......................................................22
         11.12    Joint and Several Liability; Affiliates....................................................22
         11.13    Authority to Make Agreement................................................................23
         11.14    No Waiver..................................................................................23
         11.15    Remedies Not Exclusive.....................................................................23
         11.16    Official Language of Agreement.............................................................23
         11.17    Definitions................................................................................24
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                                      -iii-

                         RETAIL STORE LICENSE AGREEMENT


                  THIS RETAIL STORE LICENSE AGREEMENT ("Agreement") is made and entered into effective as of November 1, 1998, between bebe stores, inc., a California corporation having its principal place of business at 380 Valley Drive, Brisbane, California 94005 ("bebe"), and Sakal Duty Free Ltd., a duly registered Israeli private company, and Sakal Sports Ltd., a duly registered Israeli private company, each having their principal place of business at lev Magor Building, 6 Hamachtesh Street, Holon Industrial Area, 58810 Israel (individually and collectively, "Licensee").

                                    RECITALS

                  1. A glossary of terms used with initial capital letters and other terms defined for purposes of this Agreement is set forth in Exhibit "A" at the end of this Agreement.

                  2. bebe is the owner the Marks and the Marks represent the substantial goodwill created by bebe through the sale of high quality products and by distributing its products only through retail outlets that conform to bebe's strict standards for appearance, image, customer service and overall high quality.

                  3. Licensee has represented to bebe that it is experienced in the operation of high quality retail apparel stores that feature high quality store design and fixtures and in the retail sale of high quality designer clothing and related accessories.

                  4. Licensee desires to secure the right and license to use the Marks solely in connection with the establishment and operation of a store or stores for retail sale of the products of bebe and bebe is willing to grant Licensee a license on the terms and conditions of this Agreement.

                  NOW, THEREFORE, in consideration of the recitals, premises and mutual covenants contained in this Agreement, the parties agree as follows:

                                 SECTION 1. TERM

                  1.1 INITIAL TERM. The term of this Agreement shall commence on August 1, 1998 and shall continue until July 31, 2003, unless sooner terminated in accordance with this Agreement ("Initial Term").

                  1.2 RENEWAL TERM. Licensee shall have the option to renew this Agreement for a three (3) year term through July 31, 2006 ("Renewal Term"), if
Licensee:
                           (a) requests renewal in writing at least one hundred eighty (180) days but not more than two hundred seventy (270) days before the expiration of the Initial Term;

                           (b) at the time it requests renewal and as of the expiration of the Initial Term, is in compliance with all the terms of any and all agreements between Licensee and bebe;

                           (c) Licensee shall have renewed or have the right to renew the lease for its existing Store(s) for a term equal to or greater than the Renewal Term;

                           (d) Licensee shall have opened at least [* * *] and shall have done any renovation required to bring the existing Stores in compliance with Section 3 of this Agreement; and

                           (e) Licensee shall have complied with the minimum Product sales set forth in Section 7.13.

                  The terms of the renewal, other than new Store requirements which are set forth in Section 3.1, shall be negotiated between bebe and Licensee six months prior to the expiration of the Initial Term. If bebe and Licensee do not reach an agreement in writing by three (3) months prior to the expiration of the Initial Term, then the Agreement will expire without renewal. If Licensee breaches the Agreement in any respect, then its option to renew the Agreement will automatically lapse. Neither party has an obligation to renew this Agreement at the end of the Renewal Term and Licensee expressly waives any rights it may have under state, federal or other law to be compensated in any way, including for goodwill, if the Agreement terminates either at the end of the Initial Term or the Renewal Term.

* * * Confidential Treatment Requested.

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                               SECTION 2. LICENSE

                  2.1 GRANT AND TERRITORY. For the Term and subject to the other terms and conditions of this Agreement, bebe hereby grants to Licensee a limited, exclusive, nontransferable right and license to use the Licensed Rights solely on or in connection with the promotion and Retail Sale of the Products and the operation of the Stores in the Territory. The Licensed Rights may not be used in connection with the design, manufacture, advertisement, promotion or distribution at wholesale of any of the Products or in connection with any other product or service. Licensee does not have the right to use any variation of the Marks that now exist or hereafter are developed by bebe, Licensee or any other person without the prior written consent of bebe.

                  2.2 NO SUBLICENSES. This Agreement does not confer upon Licensee a right to sublicense or grant any concession in respect to any of the rights or licenses granted to Licensee under this Agreement. Such rights may be granted at bebe's sole discretion and only in writing from bebe to Licensee.

                  2.3 USE OF LICENSED RIGHTS. Licensee acknowledges that it may be difficult for bebe to obtain registered title to all of its Licensed Rights in the Territory and that the rights and licenses granted under this Agreement only exist to the extent that bebe owns such Licensed Rights. Licensee shall not use the Licensed Rights in any manner that conflicts with the rights of any third party. If Licensee's use of the Licensed Rights infringes the rights of any third party or weakens or impairs bebe's rights in the Licensed Rights, as determined solely by bebe, then Licensee shall immediately terminate or modify such use in accordance with bebe's instructions, and Licensee shall have no right of damages, offset or termination in connection with this Agreement.

                  2.4 RELATIONSHIP OF PARTIES. The relationship between bebe and Licensee is that of licensor and Licensee of intellectual property rights. In its capacity as Licensee, Licensee shall be acting only as an independent contractor, and not as a partner, co-venturer, agent, employee or representative of bebe. Accordingly, Licensee shall have no authority, either express or implied, to make any commitment or representation on behalf of bebe or incur any debt or obligation on behalf of bebe. To the extent that Licensee purchases any Products from bebe, it will do so for its own account and for resale in the Territory, and not under consignment or representation. The parties acknowledge that Licensee is not a commercial agent of bebe and further acknowledge this Agreement does not constitute a franchise under United States federal or state law or under any law of the Territory or any sovereignty within the Territory and does not create a fiduciary relationship between the parties.

                          SECTION 3. APPROVAL OF STORES

                  3.1 RETAIL STORES. Licensee shall open at least [* * *]
Before establishing any Store, Licensee shall submit to Bebe for approval any and all information reasonably requested by bebe, using the RETAIL STORE LOCATION APPROVAL FORM (Exhibit "B") and/or the IN-STORE SHOP LOCATION APPROVAL FORM (Exhibit "C"), and shall comply with all of the other obligations set forth in this Section 3.

                  3.2 STORE LOCATION. The Stores must be located in areas in the Territory that are consistent with the reputation for high quality associated with the Licensed Rights and the Products. The Stores may be independently located or may form a corner or in-store shop, but in all cases the choice of location requires the written prior approval of bebe.

                  3.3 STORE DESIGN AND CONSTRUCTION. The Stores must be designed, constructed and furnished in all respects in accordance with any plans, standards and specifications required by bebe. In particular, all fittings, fixtures, furnishings, signs, equipment and methods of exterior and interior design must conform to bebe's specifications, including the manner of use of the Marks and other Licensed Rights. Licensee shall submit the original design construction plans as well as any changes that Licensee wishes to make to any approved Store design to bebe in advance for written approval, using (1) the RETAIL STORE LOCATION APPROVAL FORM (Exhibit "B") and/or the IN-STORE SHOP LOCATION APPROVAL FORM (Exhibit "C") and (2) the RETAIL STORE MATERIAL AND FIXTURE LAYOUT APPROVAL FORM (Exhibit "D") and/or the IN-STORE SHOP MATERIAL AND FIXTURE LAYOUT APPROVAL FORM (Exhibit "E"). If any regulation, ordinance or law prevents Licensee from complying with any signage specification, Licensee shall submit a photograph or drawing of the proposed sign that complies with such regulation, ordinance or law to bebe for its prior written approval.

                  3.4 STORE OWNERSHIP. Unless expressly permitted otherwise by bebe, the business conducted at any Store shall be entirely owned by Licensee.

                  3.5 STORE LEASES/TERMINATION OF AGREEMENT/LEASE CONTINUATION. The Store premises may be leased by Licensee provided that the terms of any lease contract are acceptable to bebe. Each lease must contain a provision, satisfactory to bebe, granting bebe, at no expense to bebe, the option, but not the obligation, at its sole

* * * Confidential Treatment Requested.

discretion, to assume the lease if this Agreement expires or terminates for any reason prior to the expiration of the lease.

                  3.6 TERMINATION OF LEASE/CLOSURE OF STORE. In the event a lease for a Store terminates, with or without fault of Licensee, or if a Store is destroyed, condemned or otherwise rendered unusable, or if the landlord for said premises requires a Store to be moved within a mall or shopping center, bebe may in its sole discretion withhold permission for relocation of the Store, and if such permission is withheld, the rights granted o Licensee under this Agreement shall terminate as to that Store.

                  3.7 RISK. BEBE'S APPROVAL OF A LOCATION FOR A STORE DOES NOT CONSTITUTE A WARRANTY OR GUARANTY THAT A STORE OPERATED AT THAT LOCATION WILL BE SUCCESSFUL. Licensee assumes all risks associated with the selection of the location, and the operation and profitability, or lack thereof, of any Store.

                  3.8 INSPECTION PRIOR TO OPENING. Licensee shall notify bebe at least twenty (20) days in advance of the proposed opening date of each Store. bebe shall have the right to inspect the Store at any time prior to its opening. No Store shall commence operation until any deficiencies noted by bebe are remedied to the complete satisfaction of bebe.

                  3.9 PHOTOGRAPHS OF STORE UPON OPENING. Within ten (10) days after the opening of each Store, Licensee shall deliver to bebe two (2) sets of photographs of the Store, each set consisting of one (1) 8 inch x 10 inch photograph that shows the interior and one (1) 8 inch x 10 inch photograph that shows the exterior, of the Store.

                         SECTION 4. OPERATION OF STORES

                  4.1 QUALITY STANDARDS. Licensee acknowledges that bebe has made a substantial investment in developing and manufacturing Products of high quality and design and developing and fostering an image and reputation of high quality, design, prestige and integrity under its Marks and that the consuming public and industry now associate the Marks with products of consistently high quality and design. Licensee further acknowledges that the terms and conditions of this Agreement are reasonable and necessary to assure that the Store premises are maintained and the Stores are operated in a manner that is consistent with bebe's image and reputation. Licensee shall comply with the standards of operations and merchandising established by bebe from time to time. bebe may change, review, amend or extend such standards, in its sole discretion, upon reasonable notice to Licensee. Without limitation to the foregoing, Licensee agrees to the following:

                           (a) to stock at each of the Stores the minimum variety of the Products in commercial quantities of styles and sizes specified by bebe after consultation with Licensee from time to time, but not less than those quantities sufficient to meet the demands of customers of the Stores;

                           (b) to follow and adhere to the standards, requirements, systems, training, procedures and forms dictated by bebe;

                           (c) not to sell at the Stores, without the prior written approval of bebe, products not purchased from bebe or its other licensees or products bearing any trademark other than the bebe Marks;

                           (d) not to use or associate the Marks or other Licensed Rights with any other name, corporate name, store name, trademarks, character or personality;

                           (e) to maintain the interior and exterior of the Stores and the surrounding premises in safe, good, clean and attractive condition, equal to the standards of the stores operated by bebe in the United States of America;

                           (f) that all products offered for sale by Licensee in the Stores must bear tags, labels or other items incorporating the Marks;

                           (g) to comply with all applicable laws, regulations, ordinances, zoning codes, orders and the like as they pertain to the construction, appearance, and operation of the Stores;

                           (h) to notify bebe immediately of any orders or regulations directed at, or affecting, the Stores, the reasons therefor, and the responsive actions taken and/or planned to be taken by Licensee in connection therewith;

                           (i) to operate the Stores continuously on such days and during such minimum hours as are required by the commercial district or other development within which each Store is located, or, if there are no such requirements, on such days and during such minimum hours as are customary for similar businesses in the community within which that Store is located;

                           (j) not to conduct any liquidation sales, going-out-of business sales, auctions or other sales that are not in the ordinary course of business or that do not conform to the marketing standards of bebe, without the prior written consent of bebe; and

                           (k) not to permit any lien or other encumbrance to be placed on the Stores or their inventory, without prior approval by bebe.

                  4.2 SIGNS, PACKAGING, ETC. Licensee shall submit to Bebe for prior written approval all interior and exterior display signs, hangers, price tags, shopping bags, gift boxes, stationery, forms of invoices and receipts, and similar items using the LICENSED RIGHTS APPROVAL FORM (Exhibit "F").

                  4.3 SEQUENTIAL INVOICING. All sales of the Products at the Stores shall be documented on sequentially numbered sales slips.

                  4.4 INTERNAL TRANSACTIONS. All transactions between Licensee's wholesale manufacturing business, if any, and the Stores shall be arm's length transactions recorded on the books and records in the same manner as sales to other parties. Upon request, Licensee shall forward to bebe copies of all documents incidental to such transactions including orders, invoices and packing slips.

                  4.5 SECONDS. Licensee shall not sell any damaged, imperfect, substandard quality or defective goods ("Seconds") under the Marks without the prior written approval of bebe. All Seconds approved for sale shall be marked "B Grade," "Seconds" or "Irregular" and all Seconds not approved shall be destroyed.

                             SECTION 5. ADVERTISING

                  5.1 CONTRACT YEAR MARKETING PLAN. Licensee shall prepare a marketing plan for each Contract Year, including planned sales presentations, fashion shows, special events and special promotions and other advertising, with a budget and specifying the media, the date and the time of publication of each planned advertisement or promotional event, which shall be suitable for the Territory and be based upon bebe's marketing program. Licensee shall submit such plan to bebe by no later than thirty (30) days following the date of the Agreement, and thereafter by no later than 30 days prior to the first day of each Contract Year of the Agreement. Licensee shall support any marketing program for the Stores that bebe may develop.

                  5.2 PRIOR APPROVAL. Licensee shall submit to bebe, for its prior approval, samples of all advertising and other promotional plans and materials, including media placement and scheduling, that Licensee desires to use to promote the Stores or the Marks that have not been prepared or previously approved by bebe, including without limitation, press releases and interviews for publication in any media. All requests for approval shall be submitted on an ADVERTISING APPROVAL FORM in the form of Exhibit "G" hereto, as modified by bebe from time to time.

                  5.3 MINIMUM ADVERTISING EXPENDITURES. During the first Contract Year, Licensee shall spend on advertising, public relations for the bebe Marks and brand name promotion a minimum of [* * *] of Licensee's purchases of Products ("Minimum Advertising Expenditure"). During each subsequent Contract Year, the Minimum Advertising Expenditure shall be [* * *] of Licensee's purchases of Products. [* * *] Not later than thirty (30) days after the end of each calendar quarter, Licensee shall submit a report (using bebe's Advertising Expenditure Form, as modified from time to time, in the form of Exhibit "M") showing Licensee's actual advertising expenditures during the preceding calendar quarter, together with advertising tear sheets for such quarter. If Licensee's actual advertising expenditures during any Contract Year are less than the Minimum Advertising Expenditure, then, at the option of bebe, Licensee shall either pay bebe the difference or shall expend the difference on advertising during the current Contract Year in such manner as is directed by bebe.

                              SECTION 6. INSURANCE

                  Upon execution of this Agreement and throughout the Term, Licensee, at its sole cost and expense, shall obtain and maintain in full force and effect policies of insurance insuring against those risks customarily insured under broad form comprehensive general liability policies, including without limitation, product liability, completed operations, advertising injury, and contractual liability for Licensee's obligations under this Agreement, substantially in the forms attached hereto as Exhibit "N". Such policies of insurance shall have endorsements or coverage with combined single limits of not less than Three Million Dollars ($3,000,000) plus defense costs and shall name bebe as an additional insured thereunder. Such insurance policy shall provide that it cannot be canceled, modified or not renewed without thirty (30) days' prior written notice to bebe, the "other insurance" clause, if any, will be deleted from such policy, the insurance under such policy shall be primary, and any other insurance in force shall be neither primary nor contributing. The policy shall provide that the insurer waives its right of subrogation in favor of bebe. Within thirty (30) days of the date of execution of this Agreement, Licensee shall furnish to bebe current certificates of insurance issued by the insurer and showing bebe as an additional insured. During the Term, Licensee may not engage in the sale or promotion of any Product or the operation of Stores unless the required insurance coverage is in full force and effect.

* * * Confidential Treatment Requested.

                   SECTION 7. ADDITIONAL COVENANTS OF LICENSEE

                  7.1 STAFFING AND NOTICE OF INTERNAL CHANGES. In granting the license to Licensee, bebe is relying upon the personal skills, judgment, abilities and attributes of the persons named in Exhibit "H" as principals of Licensee and upon their personal involvement in the business. Licensee represents and agrees that these named individuals are and will continue to be dedicated to the full time executive management and operation of Licensee's business. Licensee shall employ at each Store: (1) an individual or individuals with suitable qualifications and experience in the high quality retail apparel industry to manage the business and operations of the Store; (2) a merchandiser or merchandisers, I.E., a person or persons responsible for creating and maintaining visual displays, training sales personnel with respect to the sale and promotion of the Products, and monitoring the Store to ensure that the merchandising standards and programs of bebe are maintained, and (3) a staff of trained employees sufficient to operate each of the Stores in accordance with this Agreement and bebe's specifications.

                  Licensee shall immediately notify bebe of (i) any change in the activities of Licensee; (ii) the termination of employment for any reason of a store manager or merchandiser; and (iii) any transaction affecting ownership or control of Licensee, including without limitation, any transaction affecting
(a) beneficial or record ownership of its capital stock, if a corporation, (b) the respective interests of its partners, if a partnership, or (c) ownership of any part of the business, if a sole proprietorship.

                  7.2 FINANCIAL STANDING. Licensee shall maintain reasonable financial stability and credit standing.

                  7.3 CUSTOMER RELATIONS. Licensee shall maintain good customer relations in accordance with prudent and reasonable business practices.

                  7.4 SCOPE OF OBLIGATIONS. Licensee shall not permit or suffer any action to be taken by or through any principal or spouse, directly or indirectly, which would be a violation of this Agreement if carried out by Licensee. Licensee shall not permit or suffer any substantial change in ownership, management or control. A substantial change in ownership, management or control of Licensee shall be deemed to have occurred if more than twenty percent (20%) (by vote or value) of the equity securities of Licensee are transferred to any person who did not own equity securities of Licensee at the time of execution of this Agreement or if any person who owned or controlled more than twenty percent (20%) (by vote or value) of the equity securities of Licensee at the time of execution of this Agreement reduces to twenty

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percent (20%) or less any such ownership or control. For purposes of the foregoing, a person shall not be deemed to own or control an equity security if such person has sold, assigned, conveyed, donated or made a gift of, pledged, hypothecated or transferred (voluntarily or by operation of law), any interest in the equity security in question, or agreed to do any of the foregoing. A substantial change in ownership, management or control of Licensee also shall be deemed to have occurred if for any reason any of the individuals identified as principals at the time of execution of this Agreement are not involved in the day to day management of Licensee or do not personally manage and control Licensee's relationship with bebe and its activities under this Agreement. The foregoing is not intended to be an exhaustive list of what constitutes a substantial change in ownership, management or control of Licensee. Notwithstanding the foregoing, Licensee shall be permitted to enter into a written partnership agreement for the ownership, management or control of any of the Stores with the prior written approval of bebe, which approval shall not be unreasonably withheld so long as Licensee maintains fifty-one (51%) or such other voting rights required under the partnership agreement to control all activities of the partnership with respect to the Store. As a condition to such approval, any proposed partner of Licensee shall execute and deliver to bebe a written affirmance of, and joinder in, the obligations of Licensee and all terms hereunder in form acceptable to bebe.

                  7.5 CHANGE IN FORM OF BUSINESS. Licensee may change its form of business (for example, from partnership to corporation) only after obtaining the prior written approval of bebe. No such change shall release Licensee, any principal of Licensee or any other person from any liability or obligation under this Agreement.

                  7.6 CURRENT OWNERSHIP. Licensee warrants and represents that Exhibit "I" sets forth completely and accurately all ownership and control of all equity ownership of Licensee as of the date of this Agreement and that Exhibit "H" identifies all of the principals of Licensee.

                  7.7 NOTICE OF PROCEEDINGS. Licensee shall notify bebe in writing within five (5) days of the commencement or threat of any action, suit, proceeding or investigation or the issuance of any order, writ, injunction, award, judgment or decree before or of any court, tribunal, arbitration panel, agency or governmental instrumentality that may adversely affect the Products or the operations or financial condition of Licensee.

                  7.8 RECORDS. Licensee shall maintain in reasonable detail and, where applicable, in accordance with international generally accepted accounting principles, consistently applied, separate books of account and records with respect to the sale of all Products at each of the Stores; records of advertising and promotional campaigns with respect to the Products; records of all inventory of the Products; orders, inquiries, complaints, requests for service and other correspondence with respect to the Products; employment records with respect to persons who carry out activities of Licensee pursuant to this Agreement; and records of other services, activities and transactions of Licensee with respect to the Products. These records shall be retained and shall be open for inspection, copying, extracting and audit by bebe or its employees, agents or representatives during normal business hours during the Term and for at least three years following termination or expiration of this Agreement. Licensee shall inform bebe of any relocation of the books and records in writing. Licensee shall not relocate the books and records outside the Territory without bebe's prior written consent.

                  7.9 AUDITS. bebe and its employees, agents, representatives or independent auditors certified under Israeli law shall have the right, at reasonable times and without undue disruption of Licensee's normal business, to conduct audits with respect to the books, records, and all other documents and material in the possession or under the control of Licensee relating to this Agreement. bebe shall bear the cost of all audits and shall provide a copy of any written audit report to Licensee. If any such audit, however, discloses that Licensee has violated any provision of this Agreement or that payments due to bebe under this Agreement exceed the amount of payments actually made to bebe by an amount greater than three percent (3%) of the payments made, Licensee shall immediately pay the cost of the audit and each unpaid payment discovered in the audit plus interest at a rate of ten percent (10%) per annum calculated from the date such payment was actually due until the date such payment is, in fact, actually paid.

                  7.10 FINANCIAL STATEMENTS. No later than ninety (90) days after the close of Licensee's fiscal year, Licensee shall provide to bebe in English annual financial statements of Licensee, which shall be audited or unaudited on a review basis, prepared by an independent certified accountant of Licensee's choice and acceptable to bebe, which statements shall include an income statement and a balance sheet of Licensee prepared in accordance with generally accepted accounting principles, consistently applied. If unaudited, an officer of Licensee shall certify under penalty of perjury that the financial statements are true and correct, and have been prepared in accordance with generally accepted accounting principles, consistently applied.

                  7.11 PERIODIC REPORTS. Licensee shall submit to bebe the following reports, at the intervals indicated:

                           (a) thirty (30) days after the end of each month the bebe MONTHLY RETAIL STORE REPORT (Exhibit "J"), for each Store;

                           (b) each April 1, and at such other times as bebe may reasonably request, a list of the addresses of all of the Stores as well as photographs of each Store that accurately show its current condition;

                           (c) any other information relating to the operation of the Stores and the sale of the Products that bebe may reasonably request from time to time, including, without limitation, photographs of the Stores and daily sales reports.

                  7.12 PRODUCT PURCHASE TERMS. Licensee shall purchase Products from bebe in accordance with the terms set forth on Exhibit "M" hereto.

                  7.13 MINIMUM PRODUCT SALES. Licensee shall sell monthly from each Store a minimum of [* * *].

                   SECTION 8. OWNERSHIP OF THE LICENSED RIGHTS

                  8.1 OWNERSHIP. Licensee acknowledges that (i) the Licensed Rights are owned solely and exclusively by bebe, (ii) nothing contained in this Agreement shall give to Licensee any right, title or interest in the Licensed Rights, other than the express license granted in Section 2.1 of this Agreement, and (iii) Licensee's use of the Licensed Rights shall inure only to the benefit of bebe.

                  8.2 PROPERTY. Licensee shall not use any Licensed Rights except for the purpose of fulfilling its duties under this Agreement and in a manner authorized in writing by bebe.

                  8.3 NO USE OF NAME. Licensee shall not use any of the Licensed Rights as a store name, trade name, service mark, corporate name, business name, trade style, fictitious business name or d.b.a. Any authorized or unauthorized use shall inure solely to the benefit of bebe, and authorized or unauthorized use by Licensee shall not confer on Licensee any right, title or interest in the Licensed Rights except as granted in Section 2.1 of this Agreement.

                  8.4 REGISTRATION. Licensee shall not seek or obtain any registration of the Marks (including any colorable imitations, translations or transliterations thereof) in any name or participate directly or indirectly in such registration anywhere in the world without bebe's prior written consent. If Licensee has obtained or obtains in the future, in any country, possession or territory in the world, any right, title or interest in the Marks (including any colorable imitations, translations or transliterations thereof), or in any marks which are confusingly similar to the Marks (including any colorable imitations, translations or transliterations thereof)

* * * Confidential Treatment Requested.

or in any other trademark or service mark owned by bebe, Licensee has so acted or will act as an agent and for the benefit of bebe for the limited purpose of obtaining such registrations and assigning them to bebe. Licensee shall execute any and all instruments deemed by bebe, or its respective attorneys or representatives, to be necessary to transfer such right, title or interest to bebe. If the laws of the Territory require or permit the registration of any Marks, Licensee shall assist bebe in obtaining such registration in a timely and effective manner; provided, however, that the failure to obtain such registrations shall not affect the validity of this Agreement.

                  8.5 NO CHALLENGE. During the Term, Licensee shall not, directly or indirectly, take any action challenging, questioning or opposing the validity of the Marks or any other trademarks or service marks owned by bebe.

                  8.6 INFRINGEMENT SUITS. Licensee shall be vigilant in detecting any possible infringements, claims or actions in derogation of any Licensed Rights by any third parties and shall inform bebe promptly of any such infringement, claim or action; provided, however, that bebe shall have the sole right to determine whether any action shall be taken on account of such infringement, claim or action and Licensee shall not take any action on account of such infringement, claim or action without the prior written consent of bebe. If bebe initiates any legal proceedings on account of any such infringement, claim or action, Licensee shall cooperate with and assist bebe to the extent reasonably necessary to protect the Licensed Rights, including without limitation, being joined as a necessary or desirable party to such proceedings and, sharing pro rata, with bebe, and other licensees and distributors of bebe, if any, benefiting from the proceeding, in the expenses of such proceeding, including attorneys' fees and legal expenses. The damages or other recovery received from such proceedings shall be shared in proportion to the expenses borne by the parties. Licensee shall have no claim against bebe for damages if bebe determines, in its sole discretion, that it is not in the best interest of bebe and Licensee to initiate any legal proceedings on account of any such infringement, claim or action, or if bebe settles or resolves any such proceedings which may be initiated.

                  8.7 QUITCLAIM OF RIGHTS. Licensee acknowledges the exclusive right, title and interest of bebe in and to the Licensed Rights and hereby quitclaims to bebe any right, title or interest it has or may acquire with respect to the Licensed Rights, including without limitation any right, title or interest it may acquire through the unauthorized use of the Licensed Rights as a trade name, service mark, business name, trade style, fictitious business name or d.b.a. or the use of the bebe trade name and service mark as a Store name.

                  8.8 COPYRIGHTS. If Licensee, alone or with others, develops any written material pertaining to the Products or bebe which may be copyrighted, it hereby assigns all right to obtain such copyrights to bebe. Such material shall be deemed "made for hire" under U.S. copyright law, thereby vesting ownership in bebe.

                  8.9 POWER OF ATTORNEY. Licensee hereby irrevocably appoints bebe as its attorney-in-fact for the limited purpose of executing any and all documents and performing any and all other acts necessary to give effect and legality to the provisions of Section 8 of this Agreement.

                  8.10 CONFIDENTIAL INFORMATION. Before or during the Term, each party may or will be made aware of Confidential Information of the other party relating to the Products, the Licensed Rights, the license and arrangement created under this Agreement, present or anticipated products, processes, know-how, customers, sales, business affairs, contractual arrangements, identities of employees, agents or representatives or similar information. Information shall be considered Confidential Information if the delivering party so informs the receiving party or if the receiving party knew or reasonably should have known that the information was confidential. Information shall not be considered confidential if the information is in the public domain or if a party can demonstrate that it acquired the information from another source without the source or such party breaching a confidentiality agreement or other confidentiality obligation. During and after the Term, each party shall maintain in strict confidence and shall not disclose, except to its employees who must have access to it in order to exercise its rights and license under this Agreement, or as expressly permitted by any written agreement between Licensee and bebe, or as required by law, any Confidential Information. Each party shall take every reasonable precaution to protect the confidentiality of the Confidential Information, consistent with the higher of the standard of care that such party exercises with respect to its own confidential information or the standard of care that an ordinarily prudent business would exercise to protect its own confidential information.

                  8.11 DISCLAIMER OF VALIDITY. bebe makes no representation or warranty as to the validity or enforceability of the Licensed Rights nor as to whether the Marks infringe upon or interfere with any property rights of third parties. bebe is not certain if it will be successful in obtaining or maintaining registration of the Marks in the Territory. Licensee acknowledges that applications for registration of the Marks are pending. Licensee and bebe shall cooperate with each other in order to prosecute bebe's applications. If it is determined at any time that bebe does not have the right to use the Licensed Rights, or any portion thereof, within the Territory, Licensee shall immediately refrain from using the Licensed Rights and selling the Products in the

Territory and shall have no claims against bebe for damages caused by such cessation or termination or otherwise caused.

                  8.12 SURVIVAL. Notwithstanding anything in this Agreement to the contrary, this Section 8 shall survive termination or expiration of this Agreement.

                             SECTION 9. TERMINATION

                  9.1 TERMINATION FOR CAUSE. In the event Licensee breaches this Agreement, bebe may give written notice of the nature of the breach to Licensee and Licensee shall have ten calendar days to cure the breach. If Licensee does not cure the breach within the ten calendar days then bebe may terminate this Agreement effective upon written notice to Licensee. Failure of bebe to give such written notice will not in any event constitute a waiver of such breach. Upon the giving of a notice of breach for the third time during the Term, for any reason, Licensee shall no longer have the right to cure any violation, and termination shall be effective upon the giving of said third notice.

                  9.2 GROUNDS FOR TERMINATION FOR CAUSE. Set forth below is a nonexhaustive list of breaches by Licensee that would entitle bebe to terminate this Agreement and the rights and licenses granted to Licensee if the breaches were not cured during the applicable cure period:

                  9.2.1 Failure of Licensee to maintain or operate the Stores in accordance with this Agreement;

                  9.2.2 Commission by Licensee of a material violation of any applicable laws in the Territory in connection with the ownership or operation of the Store or the retail sale of the Products;

                  9.2.3 The making by Licensee of any warranties or representations on behalf of bebe that have not been specifically authorized in writing by bebe;

                  9.2.4 Sales by Licensee of products in the Stores other than products purchased from bebe or its other licensees or of the Products other than under the Marks, or the use of the Marks in any manner that violates this Agreement;

                  9.2.5 Sales by Licensee of Products other than through Stores unless expressly authorized under a separate license or distribution agreement with bebe; or

                  9.2.6 Abandonment by Licensee of its business or the activities required under this Agreement.

                  9.3 BANKRUPTCY, INSOLVENCY OR DISSOLUTION. In the event of insolvency, bankruptcy or dissolution of Licensee, bebe shall have the option to terminate immediately this Agreement, without giving Licensee an opportunity to cure, with the termination effective upon written notice to Licensee. The license and rights granted herein are personal to Licensee. No assignee for the benefit of creditors, receiver, debtor in possession, trustee in bankruptcy, sheriff or any other officer of court charged with taking over custody of Licensee's assets or business, shall have any right to continue performance to exploit or in any way use the Marks or the Licensed Rights if this Agreement is terminated, except as may be required by law.

                  9.4 TERMINATION OPTION/NO CURE POSSIBLE/ADDITIONAL CAUSES. bebe may terminate this Agreement immediately, WITHOUT ANY RIGHT TO CURE BY LICENSEE, upon the occurrence of any one or more of the following:

                  9.4.1 Licensee opens a Store that was not approved by bebe in advance in writing;

                  9.4.2 Licensee uses or authorizes the use of signs, construction materials, advertising or packaging materials that are not approved by bebe in advance in writing or that bebe has disapproved;

                  9.4.3 Licensee sells or ships the Products to customers outside the Territory;

                  9.4.4 Licensee sells products not bearing the Marks in the Stores;

                  9.4.5 Licensee reports materially incorrect or false financial information, including sales information;

                  9.4.6 Licensee fails to open and operate at all times during the Term the number of Stores required by Section 3.1.

                  9.4.7 Licensee fails meet the minimum sales per square foot per Store set forth in Section 7.13.

                  9.5 SUBSTANTIAL CHANGE IN OWNERSHIP, MANAGEMENT OR CONTROL OF LICENSEE OR COMMISSION OF CRIME. In the event that any substantial change in the ownership, management or control of Licensee occurs or in the event that Licensee or any of its principals commits any crime, act of dishonesty, fraud or other act that may substantially affect the business reputation of Licensee, any of its principals or bebe, then bebe shall have the option to terminate immediately this Agreement effective upon written notice.

                  9.6 LIABILITY AFTER TERMINATION. Termination of this Agreement for any reason shall not, unless otherwise expressly provided in this Agreement, affect:

                  9.6.1 Obligations accrued prior to the effective date of termination; or

                  9.6.2 Any obligations which, either expressly or from the context of this Agreement, are intended to survive termination of this Agreement.

                  9.7      EFFECTS OF TERMINATION.  Upon any termination of this
Agreement:

                  9.7.1 Any indebtedness of Licensee to bebe shall become immediately due and payable and bebe may retain as security or apply as payment against any such indebtedness any Products of Licensee in the possession of bebe.

                  9.7.2 bebe shall not be liable to Licensee, either for compensation or for damages of any kind, whether on account of loss by Licensee or any other person, of present or prospective profits on present or prospective sales, investments or goodwill, and Licensee hereby waives any rights which may be granted to it by sovereign entities or any political subdivision in the Territory or otherwise which are not granted to it by this Agreement.

                  9.7.3 Within three (3) days after the expiration or termination of this Agreement for any reason, Licensee shall remove and, within fourteen (14) days after expiration or termination of this Agreement, shall deliver to bebe, all exterior and interior Store signs and displays bearing the Marks and Licensed Rights as well as all other Store promotional materials, including mailers, flyers, brochures, shopping bags, tags, business cards and letterhead, bearing, the Marks or the Licensed Rights.

                  9.7.4 Each party shall continue to maintain in confidence any and all Confidential Information. Within fourteen (14) days after such expiration or termination, Licensee will return to the bebe, at Licensee's expense, all exterior and interiors signs and displays bearing the Marks or other Licensed Rights, all packaging, labels, tags, promotional or advertising materials or other materials and documents relating to the Products, Licensed Rights or any Confidential Information or, at the election of bebe, destroy or otherwise dispose of such material as bebe may direct.

                  9.7.5 Within five (5) days after the expiration or termination, Licensee shall notify in writing all telephone companies, business directories, chambers of commerce and appropriate governmental agencies of the expiration or termination of this Agreement and terminate any listing making reference to any of the Licensed Rights or the licensing arrangement and shall provide copies of such notices to bebe. If Licensee fails to notify such entities, Licensee authorizes Bebe to do so as its agent for this limited purpose.

                  9.8 INVENTORY: RIGHT TO PURCHASE. Upon expiration or termination of this Agreement for any reason, Licensee shall immediately notify bebe of the Products remaining in Licensee's possession or under its control and unsold on the date of termination or expiration (the "Remaining Inventory"). bebe shall have the option (but not the obligation), upon notice to Licensee within thirty (30) days after receipt of Licensee's inventory of the Products, to repurchase all or any part of the Remaining Inventory at a price equal to the price paid by Licensee for the Products plus freight and duties (unless Licensee can obtain duty reimbursement). Licensee shall deliver products purchased by bebe within fifteen (15) days after receipt of the notice of bebe's intention to purchase the inventory. Payment shall be due upon delivery, provided, however, that bebe may deduct from the purchase price for such Products any mount owed to it by Licensee.

                  9.9 REMAINING PRODUCTS. Products not sold by Licensee in accordance with this Section 9 shall be destroyed or may be sold only after the Marks and features embodying Licensed Rights have been removed therefrom (which removal may be inspected by bebe, its agents and/or representatives) prior to sale, unless the parties agree otherwise in writing.

                           (a) IF AGREEMENT EXPIRED. In the event this Agreement has expired in accordance with its terms, as to any Products not purchased by bebe, Licensee may sell such Products on a non-exclusive basis in accordance with this Agreement; provided, however, Licensee shall have only ninety (90) days after the date of expiration to sell and ship such Products.

                           (b) IF AGREEMENT TERMINATED. If the rights granted to Licensee under this Agreement have been terminated for any reason or cause specified in Section 9.4 of this Agreement, Licensee may not sell any Products bearing the Marks.

                  SECTION 10. INDEMNIFICATION AND LIMITATION ON LIABILITY

                  10.1 INDEMNIFICATION. Licensee shall indemnify, hold bebe and its officers, directors, shareholders, employees, agents, independent contractors, representatives, and affiliates, harmless, and defend bebe and its officers, directors, shareholders, employees, agents, independent contractors, representatives, and affiliates, from and against any loss, damage, liability, or expense, including attorneys' fees and disbursements, whether or not Licensee's conduct was tortious and limited to the extent bebe's conduct contributed to the claim, arising in connection with:

                           10.1.1 Any activities of Licensee or its employees,
agents, representatives or affiliates, under or in connection with this Agreement.

                           10.1.2 Any breach by Licensee of this Agreement;

                           10.1.3 Claims or demands for injury to property or
persons, including payments made under any workers' compensation or under any other plan for employees' disability or death benefits, made by any person in connection with the advertising, promotion, distribution, sale or use of Products or the operation of the Stores by Licensee or by its employees, agents, representatives or affiliates or Licensee's customers or invitees; or

                           10.1.4 Claims or demands of any customer of
Licensee arising out of the operation of the Store or any sale or use of the Products.

                  10.2 DEFENSE COUNSEL. Licensee shall defend bebe, with counsel acceptable to bebe, with respect to each and every claim for which bebe is indemnified by Licensee under this Agreement. Licensee shall pay for the services of such counsel upon counsel's presentation of legal bills or requests for retainer.

                  10.3 NO REPRESENTATION OR WARRANTY BY BEBE. Licensee acknowledges that bebe has made no representation or warranty except as expressly provided in this Agreement.

                  10.4 LIMITATION OF LIABILITY. UNDER NO CIRCUMSTANCES, INCLUDING ANY BREACH OR ALLEGED BREACH OF THIS AGREEMENT BY BEBE OR ANY OTHER PERSON AND THE FAILURE OF THE ESSENTIAL PURPOSE OF ANY REMEDY INTENDED TO BENEFIT LICENSEE, SHALL BEBE OR ANY OF ITS OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES, AGENTS, INDEPENDENT CONTRACTORS, REPRESENTATIVES, OR AFFILIATES, HAVE ANY LIABILITY OR

OBLIGATION TO ANY CUSTOMER OF LICENSEE, OR TO LICENSEE OR TO ANY OF ITS OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES, AGENTS, INDEPENDENT CONTRACTORS, REPRESENTATIVES, AUTHORIZED RETAILERS OR AFFILIATES, FOR ANY CONSEQUENTIAL OR INCIDENTAL DAMAGES, LOST PROFITS, ANTICIPATED INCOME OR PROFITS, OR OTHER SIMILAR DAMAGES.

                               SECTION 11. GENERAL

                  11.1 APPROVAL PROCEDURES. The approval of bebe or the exercise of its discretion as to any request or proposal made by Licensee under any section of this Agreement shall be at the absolute and sole subjective discretion of bebe. A submission for approval shall be deemed DISAPPROVED unless bebe delivers a notice of approval within twenty (20) business days. bebe has no obligation to approve, review or consider any item that does not strictly comply with the required submission procedures. bebe shall designate the procedure that was not followed. Approval by bebe shall not be construed as a determination that the approved matter complies with all applicable regulations and laws.

                  11.2 EQUITABLE RELIEF. Licensee acknowledges that there will be no adequate remedy at law for its failure to comply with certain terms of this Agreement, including its obligation to cease the manufacture, sale, advertisement, promotion or distribution of the Products upon expiration or termination, its obligations with respect to the Licensed Rights and the obligation to maintain the confidentiality of Confidential Information. Accordingly, if Licensee fails to comply with the terms of this Agreement, bebe shall have the right to have any breach of this Agreement remedied by equitable relief by way of a temporary restraining order, preliminary injunction, permanent injunction, and such other alternative relief as may be appropriate without the necessity of bebe posting any bond or proving any damages.

                  11.3 ASSIGNMENTS, SUCCESSORS AND ASSIGNS. bebe shall be entitled to assign any or all of its rights or delegate any or all of its duties under this Agreement. Licensee shall not assign (by operation of law or otherwise) any of its rights or delegate any of its duties under this Agreement without the prior written consent of bebe. All representations, warranties, covenants and agreements of the parties shall bind their respective successors and assignees and shall inure to the benefit of their respective successors and permitted assignees.

                  11.4 NOTICES. Any notice, request, demand, or other communication required or permitted under this Agreement, shall be deemed to be properly given by the sender and received by the addressee (i) if personally delivered; (ii) three (3) days after deposit in the mails if mailed by certified or registered air mail, postage prepaid; (iii) twenty-four (24) hours after being sent by facsimile with confirmation sent as provided in (ii) above; or (iv) twenty-four (24) hours after being sent by commercial overnight mail, addressed as follows, and in the case of facsimile transmission, to the appropriate facsimile number shown below:

                  To bebe:                  bebe stores, inc.
                                            380 Valley Drive
                                            Brisbane, California 94005
                                            Phone No.: 415-695-0185
                                            Facsimile No.: 415-695-0387
                                            Attention:  Vice President -
                                            Licensing

                  To Licensee:              Sakal Duty Free Ltd.
                                            and Sakal Sports Ltd.
                                            lev Magor Building
                                            6 Hamachetesh Street
                                            Holon Industrial Area, 58810 Israel
                                            Phone No.:  972-3-5599840
                                            Facsimile No.: 972-3-5599846
                                            Attention:  Haim Sakal

or to such other address or facsimile number as from time to time may be given in the manner permitted above.

                  11.5 NUMBER AND GENDER; HEADINGS. Each number and gender used in this Agreement shall be deemed to include each other number and gender as the context may require. The headings and captions contained in this Agreement shall not constitute a part thereof and shall not be used in its construction or interpretation.

                  11.6 SEVERABILITY. If any provision of this Agreement is found by any court of competent jurisdiction to be invalid or unenforceable, such provision shall be deemed to be modified to the minimum extent necessary to cause it to be valid and enforceable and the invalidity or unenforceability of such provision prior to such modification shall not affect the other provisions of this Agreement and all provisions not affected by the invalidity or unenforceability shall remain in full force and effect.

                  11.7 AMENDMENT AND MODIFICATION. This Agreement may be amended or modified only by a writing executed by all parties.

                  11.8 GOVERNING LAW AND CHOICE OF FORUM. This Agreement shall be construed and governed in accordance with the internal laws of the State of California. The parties agree that this Agreement is executed and delivered in the State of California. The parties agree that the United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement.

                           In order to expedite the resolution of legal
disputes, bebe may, at its sole option, elect to have this Agreement construed in accordance with the laws and regulations of the Territory or any portion thereof. All disputes arising in connection with this Agreement shall be finally settled under the Rules of Conciliation and Arbitration of the International Chamber of Commerce by one or more arbitrators appointed in accordance with said Rules, whose decision shall be binding on the parties. Such arbitration shall be conducted in the English language. bebe shall have the right to select, in its sole discretion, the place of arbitration within California or within the Territory.

                  11.9 TAXES. Licensee shall be responsible for collection, remittance and payment of any and all taxes, charges, withholding obligations, levies, assessments or other fees of any kind imposed by any governmental authority with respect to the manufacture, sale, importation or other disposition of the Products (other than taxes on the income or gross receipts of bebe). Licensee shall provide certified proof of payment to bebe within ten (10) days of payment thereof.

                  11.10 ENTIRE AGREEMENT. This Agreement covers all contracts and agreements between the parties relating to the subject matter of this Agreement. All other contracts and agreements between the parties which relate thereto are hereby terminated.

                  11.11 GOVERNMENT APPROVALS AND REMITTANCES. In the event that any approval with respect to this Agreement or any registration thereof will be required, initially or at any time during the Term, in order to give the Agreement legal effect, Licensee agrees immediately to take whatever steps may be necessary in this respect; and any charges incurred in connection therewith shall be borne by Licensee.

                  11.12 JOINT AND SEVERAL LIABILITY; AFFILIATES. Each Licensee shall be jointly and severally liable for all duties, obligations, covenants and restrictions of Licensee under this Agreement. In the event that any affiliate of Licensee participates in any respect in the enjoyment of rights or the performance of any duties of Licensee hereunder, such affiliate shall be fully obligated under this Agreement to the same extent as Licensee.

                  11.13 AUTHORITY TO MAKE AGREEMENT. Each party warrants and represents that it has the power to enter into this Agreement and perform in accordance with the provisions hereof and that the execution and performance of the Agreement has been duly and validly authorized in accordance with all applicable laws and governing instruments.

                  11.14 NO WAIVER. No waiver of any breach of any of the provisions of this Agreement shall be construed to be a waiver of any succeeding breach of the same or any other provision.

                  11.15 REMEDIES NOT EXCLUSIVE. No remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy, except as expressly provided in this Agreement or any Exhibit thereto, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing in law or in equity or by statute or otherwise. The election of any one or more remedies shall not constitute a waiver of the right to pursue other available remedies.

NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, THE
REMEDIES OF LICENSEE SHALL BE LIMITED AS PROVIDED IN
SECTION 10.4.

                  11.16 OFFICIAL LANGUAGE OF AGREEMENT. The parties understand and agree that this document has been prepared only in the English language and that the English language is the official language of this Agreement. It is specifically understood and agreed that no party to this Agreement will assert or allege that it did not understand each and every term and condition of this Agreement, and each party further acknowledges that prior to entering into this Agreement, it could have sought interpretation of the Agreement in the native language of the persons signing the Agreement on such party's behalf, but chose not to do so.

                  11.17 DEFINITIONS. The definitions set forth in Exhibit "A" are incorporated herein and made a part of this Agreement.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                 "bebe":

                                  bebe stores, inc.,
                                  a California corporation


                                  By:      /s/ Manny Mashouf
                                           ------------------------------------
                                           Manny Mashouf
                                           President and Chief Executive Officer


                                  "Licensee":

                                   Sakal Duty Free Ltd.,
                                   a duly registered Israeli private company


                                  By:   /s/ Solly Sakal
                                        ------------------------------------
                                  Name:   Solly Sakal
                                        -----------------------------------
                                  Title:  CEO & Chairman of the Sakal Group
                                        ------------------------------------


                                  Sakal Sports Ltd.,
                                  a duly registered Israeli private company

                                  By:    /s/ Haim Sakal
                                        ------------------------------------
                                  Name:   Haim Sakal
                                        -----------------------------------
                                  Title:  CEO
                                        ------------------------------------

                                LIST OF EXHIBITS


         Exhibit "A"     Glossary

         Exhibit "B"     Retail Store Location Approval Form

         Exhibit "C"     In-Store Shop Location Approval Form

         Exhibit "D"     Retail Store Material and Fixture Layout Approval Form

         Exhibit "E"     In-Store Shop Material and Fixture Layout Approval Form

         Exhibit "F"     Licensed Rights Approval Form

         Exhibit "G"     Advertising Approval Form

         Exhibit "H"     Principals of Licensee

         Exhibit "I"     Ownership of Licensee

         Exhibit "J"     Monthly Retail Store Report

         Exhibit "K"     Products

         Exhibit "L"     Territory

         Exhibit "M"     Product Purchase Terms

         Exhibit "N"     Insurance Policies

                                   EXHIBIT "A"

                                GLOSSARY OF TERMS


                  "Advertising" means any communication through any medium directed to the trade or public, including trade and public directory listings, store window displays, posters, point of sale materials and billboards.

                  "Confidential Information" has the meaning ascribed to it in
Section 8.10.

                  "Contract Year" means each twelve (12) month period during the Term beginning on August 1 and ending on July 31.

                  "Licensed Rights" means collectively the Marks.

                  "Marks" means BEBE as depicted in Application No. 120631 filed for International Class 35 with the Israeli Trademark Office on June 28, 1998; however, that the appearance and/or style of the Marks may vary from time to time as specified by bebe in its sole discretion without affecting this Agreement.

                  "Products" means solely the products of bebe specified on Exhibit "K" attached hereto and incorporated herein by reference. bebe shall determine, in its sole discretion, whether a particular product or article falls within the definition of Products and bebe reserves the right, in its sole discretion, to eliminate any design as a Product at any time. bebe also reserves the right to add new designs as Products.

                  "Renewal Term" has the meaning ascribed to it in Section 1.2.

                  "Retail Sale" means a sale made at retail price to a consumer.

                  "Seconds" has the meaning ascribed to it in Section 4.5.

                  "Store" or "Stores" means [* * *] square foot stores, including in-store shops, owned and operated entirely by Licensee (or sublicensees approved by bebe) that (a) carry the Products exclusively for sale to the general public, (b) bear as their store name, exclusively, the "bebe" service mark, and (c) conform to the requirements of bebe.


                              EXHIBIT "A" -- Page 1


* * *  Confidential Treatment Requested.

                  "Term" means the Initial Term together with the Renewal Term, if applicable.

                  "Territory" means solely the geographic area designated specifically on Exhibit "L" attached hereto and incorporated herein by reference, as amended from time to time pursuant to this Agreement.

                  "Trade Secrets" means information including a formula, pattern, compilation, program, device, method, technique or process, that derives independent economic value, actual or potential, from not being generally known to the public or to other persons who can obtain economic value from its disclosure or use; and is the subject of efforts that are reasonable under the circumstances to maintain its secrecy.








                              EXHIBIT "A" -- Page 2

                                   EXHIBIT "B"

                       RETAIL STORE LOCATION APPROVAL FORM


                                                                NEW STORE /  /
    BEBE                                                      (CHECK ONE)

                                                                  REMODEL /  /



                                                    DATE:  ___________________

------------------------------------------------------------------------------
                      RETAIL STORE LOCATION APPROVAL FORM
------------------------------------------------------------------------------
------------------------------------------------------------------------------

NAME OF
LICENSEE/DISTRIBUTOR: ______________________    NAME OF STORE:  ______________

PROPOSED OPENING DATE: _____________________    SQUARE FTG.: _________________

        ADDRESS OF STORE:  ___________________________________________________
  (INCLUDING CITY, STATE)
                           ___________________________________________________


WHO OWNS THE STORE? (CIRCLE ONE)    LICENSEE     DISTRIBUTOR     SUB-LICENSEE


IF THERE ARE MULTIPLE OWNERS OF THE STORE, LIST THE OWNERS BY PERCENTAGE OF OWNERSHIP, AND WHO HAS THE CONTROLLING INTEREST.

1) __________________________________     3) ________________________________

2) __________________________________     4) ________________________________


-----------------------------------------------------------------------------
            THE FOLLOWING ITEMS MUST ACCOMPANY THIS FORM:
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

A) PHOTO OF STORE LOCATION, AND A LAYOUT OF ADJACENT VENDORS.

B) DEMOGRAPHIC INFORMATION, INCLUDING A MAP OF THE AREA WHERE THE STORE WILL BE LOCATED

C) RETAIL SALES PROJECTIONS FOR THE FIRST THREE YEARS


_____________________________________     ___________________________________
LICENSEE/DISTRIBUTOR SIGNATURE                        SIGNATURE



                                            APPROVED /  /     DISAPPROVED /  /



NOTE:
-----

ALL INTERNAL AND EXTERNAL PLANS (INCLUDING FIXTURE LAYOUT) MUST BE APPROVED PRIOR TO BEGINNING STORE CONSTRUCTION. PLEASE BE AWARE THAT NO STORE MAY BE
OPENED UNTIL               HAS GIVEN FINAL WRITTEN APPROVAL.

COMMENTS:  ___________________________________________________________________

______________________________________________________________________________

                                   EXHIBIT "C"

                      IN-STORE SHOP LOCATION APPROVAL FORM


BEBE


                                             DATE:    ________________________


------------------------------------------------------------------------------
                    IN-STORE SHOP AND LOCATION APPROVAL FORM
------------------------------------------------------------------------------
------------------------------------------------------------------------------


NAME OF
LICENSEE/DISTRIBUTOR: ______________________    NAME OF STORE:  ______________

PROPOSED OPENING DATE: _____________________    SQUARE FTG.: _________________

        ADDRESS OF STORE:  ___________________________________________________
  (INCLUDING CITY, STATE)
                           ___________________________________________________

-----------------------------------------------------------------------------
            THE FOLLOWING ITEMS MUST ACCOMPANY THIS FORM:
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

A) PHOTO OF STORE LOCATION, AND A LAYOUT OF ADJACENT VENDORS.

B) MAP OF AREA WITH STORE INDICATED AND DEMOGRAPHICS.

C) RETAIL SALES PROJECTIONS FOR THE FIRST THREE YEARS


_____________________________________     ___________________________________
LICENSEE/DISTRIBUTOR SIGNATURE                        SIGNATURE



                                            APPROVED /  /     DISAPPROVED /  /



NOTE:
-----

PLEASE BE AWARE NO STORE CAN BE OPENED UNTIL STORE LOCATION, FIXTURE PLANS AND ELEVATION PLANS SHOWING POSTER REPRESENTATION AND STORE SIGNAGE
HAVE BEEN APPROVED BY                 .


COMMENTS:  ___________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

                                   EXHIBIT "D"

                        RETAIL STORE MATERIAL AND FIXTURE

                              LAYOUT APPROVAL FORM


                                                                NEW STORE /  /
    BEBE                                                      (CHECK ONE)

                                                                  REMODEL /  /



                                                    DATE:  ___________________

------------------------------------------------------------------------------
            RETAIL STORE MATERIAL AND FIXTURE LAYOUT APPROVAL FORM
------------------------------------------------------------------------------
------------------------------------------------------------------------------

NAME OF
LICENSEE/DISTRIBUTOR: ______________________    NAME OF STORE:  ______________

AVERAGE SQUARE FTG.: _______________________


NEW MATERIALS SUBMITTED: (CHECK ONE)   YES ______________    NO ______________


-----------------------------------------------------------------------------
            THE FOLLOWING ITEMS MUST ACCOMPANY THIS FORM:
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

A)  FLOOR PLANS SHOWING FIXTURE LAYOUT.

B)  EXTERIOR STORE FRONT ELEVATION PLANS WITH ALL MATERIALS SPECIFIED.

C) INTERIOR ELEVATIONS SHOWING ALL SIGNAGE, POSTER LOCATIONS, STOCKROOM LOCATIONS, MIRRORS AND ALL MATERIALS SPECIFIED.

D) SAMPLE AND MATERIAL BOARD INCLUDING FLOORING, WALL TREATMENTS, HARDWARE, METAL FINISHES AND PAINT COLOR.

      MATERIAL SAMPLES ONLY NEED TO BE SUBMITTED FOR THE FIRST STORE, OR WHEN MAKING CHANGES IN STORE DESIGN


_____________________________________     ___________________________________
LICENSEE/DISTRIBUTOR SIGNATURE                        SIGNATURE



                                            APPROVED /  /     DISAPPROVED /  /


NOTE:
-----

ALL CHANGES IN STORE DESIGN, MATERIALS OR FIXTURE DIMENSIONS MUST BE
RE-SUBMITTED TO           PRIOR TO BEGINNING STORE CONSTRUCTION.

COMMENTS:  ___________________________________________________________________

______________________________________________________________________________

                                   EXHIBIT "E"

                       IN-STORE SHOP MATERIAL AND FIXTURE

                              LAYOUT APPROVAL FORM


                                                                NEW STORE /  /
    BEBE                                                      (CHECK ONE)

                                                                  REMODEL /  /



                                                    DATE:  ___________________

------------------------------------------------------------------------------
          IN-STORE SHOP MATERIAL AND FIXTURE LAYOUT APPROVAL FORM
------------------------------------------------------------------------------
------------------------------------------------------------------------------

NAME OF
LICENSEE/DISTRIBUTOR: ______________________    NAME OF STORE:  ______________

AVERAGE SQUARE FTG.: _______________________


NEW MATERIALS SUBMITTED: (CHECK ONE)   YES ______________    NO ______________


-----------------------------------------------------------------------------
            THE FOLLOWING ITEMS MUST ACCOMPANY THIS FORM:
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

A) INTERIOR AND EXTERIOR (IF APPLICABLE) ELEVATION PLANS SHOWING SHOP LAYOUT, INTERIOR WALLS, SHOP SIGNAGE, AND POSTER REPRESENTATION.

B) MATERIAL SAMPLE INCLUDING FIXTURE WOOD SAMPLE, HARDWARE, PAINT COLOR, WALL TEXTURE, METAL FINISHED AND ALL FLOOR SAMPLES.


      MATERIAL SAMPLES ONLY NEED TO BE SUBMITTED FOR THE FIRST SHOP, OR WHEN MAKING CHANGES IN STORE DESIGN


_____________________________________     ___________________________________
LICENSEE/DISTRIBUTOR SIGNATURE                        SIGNATURE



                                            APPROVED /  /     DISAPPROVED /  /


NOTE:
-----

ALL CHANGES IN SHOP DESIGN, MATERIALS OR FIXTURE DIMENSIONS MUST BE
RE-SUBMITTED TO          PRIOR TO BEGINNING SHOP CONSTRUCTION.

COMMENTS:  ___________________________________________________________________

______________________________________________________________________________

                                   EXHIBIT "F"

                          LICENSED RIGHTS APPROVAL FORM

BEBE


                                        LICENSED RIGHTS APPROVAL FORM
                                        -----------------------------
                     (ALL USES OF          TRADEMARKS THAT ARE NOT ADVERTISING
                     E.G., TRIM, LABELS, STATIONERY, PACKAGING, DISPLAYS, ETC.)



NAME OF LICENSEE    _________________________________________________________

LICENSED PRODUCT(S) _________________________________________________________

------------------------------------------------------------------------------

DESCRIPTION OF USE __________________________________________________________

_____________________________________________________________________________

------------------------------------------------------------------------------
------------------------------------------------------------------------------


/ / CONCEPT DESIGN / / COLOR INDICATION / /FINISHED ART / / PRODUCTION SAMPLE

/ / FINAL SAMPLE

   /  /  APPROVED  _________________   /  / DISAPPROVED  ___________________

COMMENTS / SUGGESTIONS: ____________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

IF SUBMISSION IS A LABEL OR HANGTAG, NAME AND ADDRESS OF SUPPLIER:


_____________________________________________________________________________

_____________________________________________________________________________


       ATTACH A SAMPLE OF USE IN THIS SPACE OR AFFIX TO A SEPARATE PAGE





_________________________________      _____________________________________
    SIGNATURE OF LICENSEE                        SIGNATURE OF LICENSOR

                                   EXHIBIT "G"

                            ADVERTISING APPROVAL FORM


BEBE                                  ADVERTISING APPROVAL FORM
                                      -------------------------
                  (SUBMISSIONS MAY BE APPROVED ONLY IN WRITING AND ONLY IF ALL
                                     CHANGES ARE MADE).


NAME OF LICENSEE           _________________________________________________

LICENSED PRODUCT(S)        _________________________________________________


------------------------------------------------------------------------------
                            ARTWORK SUBMISSION
------------------------------------------------------------------------------

------------------------------------------------------------------------------
PLEASE CHECK THE MEDIA OF ADVERTISING:

/  / FULL PAGE AD    /  / BILLBOARD  /  / OTHER ______________________________


NAME OF PUBLICATION:  ________________________________________________________

COUNTRY:  ____________________________   ISSUE DATE:  ________________________

AD POSITION (AS DETAILED AS POSSIBLE):  ______________________________________


/  / LEFT HAND PAGE    /  / RIGHT HAND PAGE   /  /  FULL PAGE SPREAD

-----------------------------------------------------------------------------
                       FOR            USE ONLY


PLEASE FOLLOW THE APPLICABLE INSTRUCTIONS:

/  /  ________________________

/  /  ________________________

SPECIAL INSTRUCTIONS:  _______________________________________________________

______________________________________________________________________________

______________________    ________________________     ___________________
      APPROVED              APPROVED WITH CHANGES          DISAPPROVED

------------------------------------------------------------------------------
------------------------------------------------------------------------------
                           PUBLICATION SUBMISSION
------------------------------------------------------------------------------
------------------------------------------------------------------------------
NAME OF PUBLICATION:

        (A COPY OF THE MAGAZINE OR NEWSPAPER MUST BE INCLUDED)


FREQUENCY (CHECK ONE):  / / DAILY  / / WEEKLY  / / MONTHLY  / / OTHER ________

COMMENTS/SUGGESTIONS:  _______________________________________________________

_________________________________          ___________________________________
APPROVED                                   DISAPPROVED


------------------------------------------------------------------------------

                                   EXHIBIT "H"

                             PRINCIPALS OF LICENSEE


        NAME                          TITLE
        ----                          -----
MR. SOLLY SAKAL -      SHARE HOLDER & CHAIRMAN OF THE GROUP
MR. MEIR SAKAL         VP OF THE GROUP
MRS. SARY SAKAL        EXECUTIVE VICE PRESIDENT/SAKAL SPORTS LTD
MR. HAIM SAKAL         CEO
MR. KOBY SAKAL         VP MARKETING / SAKAL GROUP
MR. RONY SILBERMAN -   CFO
MR. JACOB RIEF         DIRECTOR
MR. EHUD PELED         DIRECTOR & VP OF RETAIL

                                   EXHIBIT "I"

                              OWNERSHIP OF LICENSEE



                                                                   PERCENTAGE
         EQUITY HOLDER                                                 EQUITY
         -------------                                                 ------
         Solly Sakal                                                    66%
         Mein Sakal                                                     33%


                                   EXHIBIT "I"

                                   EXHIBIT "J"

                           MONTHLY RETAIL STORE REPORT


                                   BEBE

------------------------------------------------------------------------------
                        INDIVIDUAL RETAIL STORE REPORT

                                 (MONTHLY)
------------------------------------------------------------------------------
------------------------------------------------------------------------------


LICENSEE/DISTRIBUTOR:

STORE NAME:

CITY:

COUNTRY:

DATE SUBMITTED:

MONTH REPORTED:

* PLEASE NOTE IF THE FIGURES ARE IN U.S. DOLLARS OR LOCAL CURRENCY.
------------------------------------------------------------------------------
   NET SALES     MONTH        INCREASE/DECREASE        INCREASE/DECREASE
   (ACTUAL)                          ($)                      (%)
------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------


PLEASE LIST REASONS FOR INCREASE OR DECREASE FROM LAST YEAR:

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

                                   EXHIBIT "K"

                                    PRODUCTS


Women's apparel and accessories.






                                   EXHIBIT "K"

                                   EXHIBIT "L"

                                    TERRITORY


Israel






                                   EXHIBIT "L"

                                   EXHIBIT "M"

                             PRODUCT PURCHASE TERMS

1.       Licensee's Cost:   U.S. [* * *] net of any
                            taxes [* * *].

2.       Payment Terms:     For the first order, 100% of
                            the payment is due on placing the order. For each order thereafter, 100% of the payment is due 30 days after Licensee receives the Products.

3.       Shipping:          One shipment per month, FOB Brisbane, California.
                            Licensee at its sole cost and expense shall assign freight forwarder and pay all duties.
4.       Method of
         Payment:           In U.S. dollars by confirmed wire transfer.
                            Licensee shall establish a standby letter of credit for $75,000 to cover the amounts due under orders. bebe shall be entitled to draw on such letter of credit if Licensee has not paid in full within 30 days of Licensee's receipt of the Products.

5.       Product
         Selection:         A representative from Licensee shall visit
                            bebe's corporate headquarters on a date to be mutually determined each month to make
                            Product selections. Licensee shall pay all its own costs and expenses relating to such visits.

                            Alternatively, bebe shall send Licensee
                            photographs or line sheets and fabric
                            swatches (when available) of offered
                            Products monthly, and Licensee shall make its Product selections therefrom.

6.       Labels:            bebe shall ship Products bearing labels for its
                            domestic Products. Licensee shall provide at its sole expense all labeling required in the Territory which shall be approved in advance by bebe.

7.       Returns:           Licensee may return for full credit irregular
                            Products which exceed 5% of an order.

The Product purchase terms during the Renewal Term (if any) shall be negotiated between the parties pursuant to Section 1.2 of the Agreement.


* * *  Confidential Treatment Requested.



                                   EXHIBIT "M"

                                   EXHIBIT "N"

                               INSURANCE POLICIES




                                   EXHIBIT "N"